Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution
 13-Jul-99



Collection Period                                   02-Jun-99 to 01-Jul-99
Determination Date                                  08-Jul-99
Distribution Date                                   13-Jul-99

Available Amounts
-----------------
          Scheduled Payments plus Payaheads, net of Excluded Amounts           12,722,957.61
          Prepayment Amounts                                                      603,343.19
          Recoveries                                                                    0.00
          Investment Earnings on Collection Account and Reserve Fund               20,006.83
          Late Charges                                                              6,512.36
          Servicer Advances                                                     3,752,264.08

          Total Available Amounts                                              17,105,084.07
          -----------------------                                              -------------

Payments on Distribution Date
-----------------------------

          Trustee Fees (only applicable pursuant to an Event of Default)                0.00

          Unreimbursed Servicer Advances to the Servicer                                0.00

          Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer          0.00

          Interest due to Class A-1 Notes                                         412,695.32

          Interest due to Class A-2 Notes                                         292,282.57

          Interest due to Class A-3 Notes                                         620,095.82

          Interest due to Class A-4 Notes                                         146,800.09

          Interest due to Class B Notes                                            46,869.58

          Interest due to Class C Notes                                            41,618.90

          Interest due to Class D Notes                                            29,539.11

          Class A-1 Principal Payment Amount                                   15,515,182.67

          Class A-2 Principal Payment Amount                                            0.00

          Class A-3 Principal Payment Amount                                            0.00

          Class A-4 Principal Payment Amount                                            0.00

          Class B Principal Payment Amount                                              0.00

          Class C Principal Payment Amount                                              0.00

          Class D Principal Payment Amount                                              0.00

          Additional Principal to Class A-2 Notes                                       0.00

          Additional Principal to Class A-3 Notes                                       0.00

          Additional Principal to Class A-4 Notes                                       0.00

          Additional Principal to Class B Notes                                         0.00

          Additional Principal to Class C Notes                                         0.00

          Additional Principal to Class D Notes                                         0.00

          Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer              0.00
          Deposit to the Reserve Fund                                                   0.00
          Excess to Certificateholder                                                   0.00

          Total distributions to Noteholders and Certificateholders            17,105,084.07
          ---------------------------------------------------------            -------------

Heller Equipment Asset Receivables Trust 1999-1
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules
 13-Jul-99
Trustee Fees, in Event of Default only
--------------------------------------

          Trustee fees due on Distribution Date                                                                                0.00


Unreimbursed Servicer Advances
------------------------------

          Unreimbursed Servicer Advances                                                                                       0.00


Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------

   (i)    Servicing Fee Percentage                                                                                             0.40%
   (ii)   ADCB of Contract Pool as of the 1st day of the Collection Period                                           360,052,617.30
   (iii)  Servicing Fee  (( (i)/12 ) x (ii) )                                                                                  0.00
   (iv)   Servicing Fee accrued but not paid in prior periods                                                                  0.00
          Total Servicing Fee due and accrued ( (iii) + (iv) )                                                                 0.00
          Servicing Fee carried forward                                                                                        0.00

          Monthly Servicing Fee distributed                                                                                    0.00


Class A-1 Interest Schedule
---------------------------

          Opening Class A-1 principal balance                                                                        103,540,140.32
          Class A-1 Interest Rate                                                                                           4.94795%
          Number of days in Accrual Period                                                                                       29
          Current Class A-1 interest due                                                                                 412,695.32
          Class A-1 interest accrued but not paid in prior periods                                                             0.00
          Total Class A-1 interest due                                                                                   412,695.32
          Class A-1 interest carried forward                                                                                   0.00

          Class A-1 interest distribution                                                                                412,695.32


Class A-2 Interest Schedule
---------------------------

          Opening Class A-2 principal balance                                                                         66,680,434.00
          Class A-2 Interest Rate                                                                                              5.26%
          Current Class A-2 interest due                                                                                 292,282.57
          Class A-2 interest accrued but not paid in prior periods                                                             0.00
          Total Class A-2 interest due                                                                                   292,282.57
          Class A-2 interest carried forward                                                                                   0.00

          Class A-2 interest distribution                                                                                292,282.57


Class A-3 Interest Schedule
---------------------------

          Opening Class A-3 principal balance                                                                        135,293,633.00
          Class A-3 Interest Rate                                                                                              5.50%
          Current Class A-3 interest due                                                                                 620,095.82
          Class A-3 interest accrued but not paid in prior periods                                                             0.00
          Total Class A-3 interest due                                                                                   620,095.82
          Class A-3 interest carried forward                                                                                   0.00

          Class A-3 interest distribution                                                                                620,095.82


Class A-4 Interest Schedule
---------------------------

          Opening Class A-4 principal balance                                                                         31,345,216.00
          Class A-4 Interest Rate                                                                                              5.62%
          Current Class A-4 interest due                                                                                 146,800.09
          Class A-4 interest accrued but not paid in prior periods                                                             0.00
          Total Class A-4 interest due                                                                                   146,800.09
          Class A-4 interest carried forward                                                                                   0.00

          Class A-4 interest distribution                                                                                146,800.09

Class B Interest Schedule
-------------------------
          Opening Class B principal balance                                                                            9,663,831.00
          Class B Interest Rate                                                                                                5.82%
          Current Class B interest due                                                                                    46,869.58
          Class B interest accrued but not paid in prior periods                                                               0.00
          Total Class B interest due                                                                                      46,869.58
          Class B interest carried forward                                                                                     0.00

          Class B interest distribution                                                                                   46,869.58


Class C Interest Schedule
-------------------------

          Opening Class C principal balance                                                                            7,731,065.00
          Class C Interest Rate                                                                                                6.46%
          Current Class C interest due                                                                                    41,618.90
          Class C interest accrued but not paid in prior periods                                                               0.00
          Total Class C interest due                                                                                      41,618.90
          Class C interest carried forward                                                                                     0.00

          Class C interest distribution                                                                                   41,618.90


Class D Interest Schedule
-------------------------

          Opening Class D principal balance                                                                            3,865,532.00
          Class D  Interest Rate                                                                                               9.17%
          Current Class D interest due                                                                                    29,539.11
          Class D interest accrued but not paid in prior periods                                                               0.00
          Total Class D interest due                                                                                      29,539.11
          Class D interest carried forward                                                                                     0.00

          Class D interest distribution                                                                                   29,539.11


Class A-1 Principal Schedule
----------------------------

          Class A-1 Maturity Date                                                                                      May 15, 2000
    (i)   Opening Class A-1 principal balance                                                                        103,540,140.32
   (ii)   Aggregate outstanding principal of Notes plus Overcollateralization Balance                                360,052,617.30
  (iii)   ADCB as of last day of the Collection Period                                                               344,531,154.28
   (iv)   Monthly Principal Amount ((ii) - (iii))                                                                     15,521,463.02
          Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                                              15,521,463.02
          Class A-1 Principal Payment Amount distribution                                                             15,515,182.67

          Class A-1 Principal Balance after current distribution                                                      88,024,957.65


Class A Principal Payment Amount
--------------------------------

   (i)    Aggregate opening Class A-2, A-3 and A-4 Outstanding Principal Amount                                      233,319,283.00
   (ii)   Class A Target Investor Principal Amount (90.9583%* ending ADCB)                                           313,379,680.90
          Class A Principal Payment Amount                                                                                     0.00
          Funds available for distribution                                                                                     0.00


Class A-2 Principal Schedule
----------------------------

          Opening Class A-2 principal balance                                                                         66,680,434.00
          Class A-2 Principal Payment Amount distribution                                                                      0.00

          Class A-2 principal balance after current distribution                                                      66,680,434.00


Class A-3 Principal Schedule
----------------------------

          Opening Class A-3 principal balance                                                                        135,293,633.00
          Class A-3 Principal Payment Amount distribution                                                                      0.00

          Class A-3 principal balance after current distribution                                                     135,293,633.00

Class A-4 Principal Schedule
----------------------------
          Opening Class A-4 principal balance                                                                         31,345,216.00
          Class A-4 Principal Payment Amount distribution                                                                      0.00

          Class A-4 principal balance after current distribution                                                      31,345,216.00


Class B Principal Schedule
--------------------------

          Opening Class B principal balance                                                                            9,663,831.00
          Class B Target Investor Principal Amount (3.7674%* ending ADCB)                                             12,979,866.71
          Class B Floor                                                                                               (6,333,192.41)
          Class B Principal Payment Amount due                                                                                 0.00
          Class B Principal Payment Amount distribution                                                                        0.00

          Class B principal balance after current distribution                                                         9,663,831.00


Class C Principal Schedule
--------------------------

          Opening Class C principal balance                                                                            7,731,065.00
          Class C Target Investor Principal Amount (3.0139%* ending ADCB)                                             10,383,824.46
          Class C Floor                                                                                               (1,578,587.34)
          Class C Principal Payment Amount due                                                                                 0.00
          Class C Principal Payment Amount distribution                                                                        0.00

          Class C principal balance after current distribution                                                         7,731,065.00


Class D Principal Schedule
--------------------------

          Opening Class D principal balance                                                                            3,865,532.00
          Class D Target Investor Principal Amount (1.5070%* ending ADCB)                                              5,192,084.49
          Class D Floor                                                                                                 (109,685.41)
          Class D Principal Payment Amount due                                                                                 0.00
          Class D Principal Payment Amount distribution                                                                        0.00

          Class D principal balance after current distribution                                                         3,865,532.00


Additional Principal Schedule
-----------------------------

          Floors applicable (Yes/No)                                                                                             No
          Monthly Principal Amount                                                                                    15,521,463.02
          Sum of Principal Payments payable on all classes                                                            15,521,463.02
          Additional Principal payable                                                                                         0.00
          Additional Principal available, if payable                                                                           0.00

          Class A-2 Additional Principal allocation                                                                            0.00
          Class A-2 principal balance after current distribution                                                      66,680,434.00

          Class A-3 Additional Principal allocation                                                                            0.00
          Class A-3 principal balance after current distribution                                                     135,293,633.00

          Class A-4 Additional Principal allocation                                                                            0.00
          Class A-4 principal balance after current distribution                                                      31,345,216.00

          Class B Additional Principal allocation                                                                              0.00
          Class B principal balance after current distribution                                                         9,663,831.00

          Class C Additional Principal allocation                                                                              0.00
          Class C principal balance after current distribution                                                         7,731,065.00

          Class D Additional Principal allocation                                                                              0.00
          Class D principal balance after current distribution                                                         3,865,532.00

Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------
   (i)    Servicing Fee Percentage                                                                                             0.40%
   (ii)   ADCB of Contract Pool as of the 1st day of the Collection Period                                           360,052,617.30
   (iii)  Servicing Fee due (( (i)/12 )*  (ii))                                                                          120,017.54
   (iv)   Servicing Fee accrued but not paid in prior periods                                                                  0.00
          Total Servicing Fee due and accrued ( (iii) + (iv) )                                                           120,017.54
          Servicing Fee carried forward                                                                                  120,017.54

          Monthly Servicing Fee distributed                                                                                    0.00


Reserve Fund Schedule
---------------------

          ADCB as of the end of the Collection Period                                                                344,531,154.28
          Required Reserve Amount (ending ADCB * 0.70%)                                                                2,411,718.08
          Prior month Reserve Fund balance                                                                               932,174.48
          Deposit to Reserve Fund - excess funds                                                                               0.00
          Interim Reserve Fund Balance                                                                                   932,174.48
          Current period draw on Reserve Fund for Reserve Interest Payments                                                    0.00
          Current period draw on Reserve Fund for Reserve Principal Payments                                                   0.00
          Excess to Certificateholder                                                                                          0.00
          Ending Reserve Fund balance                                                                                    932,174.48

          Reserve Fund balance as a percentage of ADCB as of the end of the Collection Period                                  0.27%

Heller Equipment Asset Receivables Trust 1999-1
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors
 13-Jul-99
          Class A-1
          ----------
          Class A-1 principal balance                                                               88,024,957.65
          Initial Class A-1 principal balance                                                      130,040,761.00

          Note factor                                                                                 0.676902819


          Class A-2
          ---------
          Class A-2 principal balance                                                               66,680,434.00
          Initial Class A-2 principal balance                                                       66,680,434.00

          Note factor                                                                                 1.000000000


          Class A-3
          ---------
          Class A-3 principal balance                                                              135,293,633.00
          Initial Class A-3 principal balance                                                      135,293,633.00

          Note factor                                                                                 1.000000000


          Class A-4
          ---------
          Class A-4 principal balance                                                               31,345,216.00
          Initial Class A-4 principal balance                                                       31,345,216.00

          Note factor                                                                                 1.000000000


          Class B
          -------
          Class B principal balance                                                                  9,663,831.00
          Initial Class B principal balance                                                          9,663,831.00

          Note factor                                                                                 1.000000000


          Class C
          -------
          Class C principal balance                                                                  7,731,065.00
          Initial Class C principal balance                                                          7,731,065.00

          Note factor                                                                                 1.000000000


          Class D
          -------
          Class D principal balance                                                                  3,865,532.00
          Initial Class D principal balance                                                          3,865,532.00

          Note factor                                                                                 1.000000000

Heller Equipment Asset Receivables Trust 1999-1
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations
 13-Jul-99

Cumulative Loss Amount Schedule
-------------------------------
   (i)    Outstanding Principal Amount of the Notes as of the preceding Distribution Date                            358,119,851.32
   (ii)   Overcollateralization Balance as of the preceding Distribution Date                                          1,932,765.98
  (iii)   Monthly Principal Amount                                                                                    15,521,463.02
   (iv)   Available Amounts remaining after the payment of interest                                                   15,515,182.67
   (v)    ADCB as of the end of the Collection Period                                                                344,531,154.28
          Cumulative Loss Amount                                                                                           6,280.35


Class B Floor Calculation
-------------------------

          Class B Floor percentage                                                                                             1.86%
          Initial ADCB                                                                                               386,553,237.98
          Cumulative Loss Amount for current period                                                                        6,280.35
          Sum of Outstanding Principal Amount of Class C Notes, Class D Notes and Overcollateralization Balance       13,529,362.98
          Class B Floor                                                                                               (6,333,192.41)


Class C Floor Calculation
-------------------------

          Class C Floor percentage                                                                                             1.09%
          Initial ADCB                                                                                               386,553,237.98
          Cumulative Loss Amount for current period                                                                        6,280.35
          Sum of Outstanding Principal Amount of Class D Notes and Overcollateralization Balance                       5,798,297.98
          Class C Floor                                                                                               (1,578,587.34)


Class D Floor Calculation
-------------------------

          Class D Floor percentage                                                                                             0.47%
          Initial ADCB                                                                                               386,553,237.98
          Cumulative Loss Amount for current period                                                                        6,280.35
          Overcollateralization Balance                                                                                1,932,765.98
          Class D Floor                                                                                                 (109,685.41)


Heller Financial, Inc. is the Servicer (Yes/No)                                                                                 Yes

An Event of Default has occurred (Yes/No)                                                                                        No


10% Substitution Limit Calculation
----------------------------------

          ADCB as of the Cut-off Date:                                                                               386,553,237.98

          Cumulative DCB of Substitute Contracts replacing materially modified contracts                                       0.00
          Percentage of Substitute Contracts replacing materially modified contracts                                           0.00%

          Percentage of Substitute Contracts replacing modified contracts exceeds 10% (Yes/No)                                   No


5% Skipped Payment Limit Calculation
------------------------------------

          The percent of contracts with Skipped Payment modifications                                                          0.00%
          The DCB of Skipped Payment modifications exceeds 5% of the initial ADCB (Yes/No)                                       No
          Any Skipped Payments have been deferred later than January 1, 2006                                                    N/A

Heller Equipment Asset Receivables Trust 1999-1
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data
 13-Jul-99
Pool Data
---------

ADCB as of the first day of the Collection Period                                                                    360,052,617.30
ADCB as of the last day of the Collection Period                                                                     344,531,154.28

DCB as of the first day of the Collection Period of Contracts that became Defaulted Contracts                            268,269.87
Number of Contracts that became Defaulted Contracts during the period                                                             2
Defaulted Contracts as a percentage of ADCB (annualized)                                                                       0.93%

DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts                               507,862.65
Number of Prepaid Contracts as of the last day of the Collection Period                                                           5

DCB of Contracts as of the last day of the Collection Period that were added as Substitute Contracts                           0.00
Number of Substitute Contracts as of the last day of the Collection Period                                                        0

DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                                    0.00
Number of Warranty Contracts as of the last day of the Collection Period                                                          0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period                               0.00

Cumulative Servicer Advances paid by the Servicer                                                                      4,854,290.17
Cumulative reimbursed Servicer Advances                                                                                1,102,026.09

Delinquencies and Losses                                        Dollars                              Percent
-------------------------                                       -------                              -------
          Current                                            330,974,961.58                                96.07%
          31-60 days past due                                  6,104,488.97                                 1.77%
          61-90 days past due                                  4,325,162.82                                 1.26%
          Over 90 days past due                                3,126,540.91                                 0.91%
                                                            ----------------                    -----------------
          Total                                              344,531,154.28                               100.00%

          31+ days past due                                   13,556,192.70                                 3.93%


   (i)    Cumulative ADCB of Defaulted Contracts  (cumulative gross losses to date)                                      268,269.87
   (ii)   Cumulative Recoveries realized on Defaulted Contracts                                                                0.00
          Cumulative net losses to date ((i) - (ii))                                                                     268,269.87
          Cumulative net losses as a percentage of the initial ADCB                                                            0.07%